Exhibit 10.38

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of November 20, 2013

Among

SUPERIOR ENERGY SERVICES, INC.,

as Parent,

SESI, L.L.C.,

as the Borrower,

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

and

the Lenders Party Hereto

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of November 20, 2013 is among Superior Energy Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”), SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”), each of the Lenders, the Issuing Lenders and the Swingline Lender (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of February 7, 2012 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to make certain changes to the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.1.

(a) The following definitions are hereby added where alphabetically appropriate:

“Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Corporate Rating” means the long-term senior unsecured publicly held debt rating of the Parent or the Borrower (as is the applicable Person then receiving the primary rating) from each of S&P and Moody’s.

“Investment Grade Rating” means a Corporate Rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of November 20, 2013, among the Loan Parties, the Administrative Agent and the Lenders.

“Moody’s” means Moody’s Investors Service, Inc. or its successor.

“Rating Upgrade Date” is defined in Section 2.18(d).

“S&P” means Standard & Poor’s Ratings Group, Inc. or its successor.

(b) The following defined terms are hereby amended to read:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment and as the same may be further amended or supplemented from time to time.

“Rate Management Obligations” means any and all obligations of the Borrower or any Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Rate Management Transactions with any Lender or affiliate thereof, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions with any Lender or affiliate thereof.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the Borrower or any Subsidiaries which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

2.2 Amendment to Section 2.18. Section 2.18 is hereby amended to insert the following Section 2.18(d) which reads as follows:

(d) On the first day (such day being the “Rating Upgrade Date”) on which (i) the Corporate Rating shall be an Investment Grade Rating, (ii) each Rate Management Transaction other than those listed on Schedule 1 attached hereto is unsecured or secured by a Lien permitted by Section 6.14(a)(x) and (iii) no Default or Event of Default has occurred and is continuing under this Agreement:

(A) the Parent and the Borrower shall not be subject to the terms, agreements and covenants contained in Section 2.18(a), Section 2.18(b), Section 6.21 or Section 7.11;

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(B) the Liens created under all Collateral Documents shall be released and discharged and the obligations of the Parent, the Borrower or any other Loan Party thereunder terminated; and

(C) upon its receipt of written notice from the Borrower of the occurrence of the Rating Upgrade Date, the Administrative Agent will promptly return all Collateral in its possession to the Borrower. The Lenders, the Issuing Lenders and the Swingline Lender hereby authorize and direct the Administrative Agent to return any such Collateral and to execute and deliver any releases, terminations or other instruments reasonably requested by the Borrower to effect or evidence the foregoing releases on or after the Rating Upgrade Date. For the avoidance of doubt, such terms, agreements, covenants and Liens shall not be reinstated if the Corporate Rating is no longer an Investment Grade Rating at any time after the Rating Upgrade Date.

2.3 Amendment to Section 6.1. Section 6.1 is hereby amended to insert the following Section 6.1(c) which reads as follows:

(c) The Parent will give the Administrative Agent and the Lenders prompt written notice of any change in the Corporate Rating from either S&P or Moody’s.

2.4 Amendment to Section 6.11(a). Sections 6.11(a) is hereby amended by deleting the phrase “Rate Management Obligations” in the second line thereof and replacing it with the phrase “Rate Management Transactions”.

2.5 Amendment to Section 6.11(a)(vi). Sections 6.11(a)(vi) is hereby amended by deleting the phrase “Rate Management Obligations” starting in the first line thereof and replacing it with the phrase “Rate Management Transactions”.

2.6 Amendment to Section 6.11(a)(vii). Sections 6.11(a)(vii) is hereby amended by deleting the phrase “Rate Management Obligations” starting in the first line thereof and replacing it with the phrase “Rate Management Transactions”.

2.7 Amendment to Section 6.14(a)(x). Sections 6.14(a)(x) is hereby amended by deleting the phrase “Rate Management Obligations” starting in the first line thereof and replacing it with the phrase “Rate Management Transactions”.

2.8 Amendment to SCHEDULE 2 (PRICING SCHEDULE). Effective as of the Rating Upgrade Date, Schedule 2 (Pricing Schedule) to the Credit Agreement shall be deemed amended by deleting such schedule in its entirety and replacing it with Schedule 2 to this First Amendment.

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Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.12 of the Credit Agreement) (such date, the “Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Obligors and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all fees and amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. If the Rating Upgrade Date does not occur by October 31, 2014, the Loan Documents shall be modified in a customary manner so that no Guarantor is guaranteeing any obligations in respect of any Rate Management Transaction in a manner that does not comply with applicable law.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby i) acknowledges the terms of this First Amendment; ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and iii) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.

4.3 No Waiver; Loan Document. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.

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4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS FIRST AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ Robert S. Taylor
		Name:	Robert S. Taylor
		Title:	Executive Vice President, Chief
Financial Officer and Treasurer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
		Name:	Robert S. Taylor
		Title:	Executive Vice President and Chief
Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:	ADVANCED OIL WELL SERVICES, INC.
BLOWOUT TOOLS, INC.
CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.
CONNECTION TECHNOLOGY, L.L.C.
CSI TECHNOLOGIES, LLC
DRILLING LOGISTICS, L.L.C.
FASTORQ, L.L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
NON-MAGNETIC RENTAL TOOLS, L.L.C.
PRODUCTION MANAGEMENT
INDUSTRIES, L.L.C.
SEMO, L.L.C.
SEMSE, L.L.C.
STABIL DRILL SPECIALTIES, L.L.C.
SUB-SURFACE TOOLS, L.L.C.
SUPERIOR HOLDING, INC.
SUPERIOR ENERGY SERVICES COLOMBIA, LLC
SUPERIOR INSPECTION SERVICES, L.L.C.
WARRIOR ENERGY SERVICES CORPORATION
WILD WELL CONTROL, INC.
WORKSTRINGS INTERNATIONAL, L.L.C.
1105 PETERS ROAD, L.L.C.

By: /s/ Robert S. Taylor
Name: Robert S. Taylor
Title: Vice President

A&W WATER SERVICE, INC.
AWS, INC.
HAMM & PHILLIPS SERVICE COMPANY, INC.
INTEGRATED PRODUCTION SERVICES, INC.
LEED TOOL CORPORATION
MONUMENT WELL SERVICE CO.
PUMPCO ENERGY SERVICES, INC.
RISING STAR SERVICES, L.P.
SUPERIOR ENERGY SERVICES-NORTH AMERICA
SERVICES, INC. (F/K/A SPN FAIRWAY ACQUISITION, INC.)
TEXAS CES, INC.

By: /s/ Robert S. Taylor
Name: Robert S. Taylor
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS (CONT’D):	H. B. RENTALS, L.C.

By: /s/ Robert S. Taylor
Name: Robert S. Taylor
Title: Director and Treasurer

SUPERIOR ENERGY SERVICES, INC.

By: /s/ Robert S. Taylor
Name: Robert S. Taylor
Title: Executive Vice President, Chief Financial Officer, Treasurer

SUPERIOR ENERGY SERVICES, L.L.C.

By: /s/ Robert S. Taylor
Name: Robert S. Taylor
Title: Executive Vice President, Chief Financial Officer, Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT, ISSUING LENDER AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Thomas Okamoto
Name: Thomas Okamoto
Title: Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Gary L. Mingle
Name: Gary L. Mingle
Title: Senior Vice-President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ISSUING LENDER, SWING LINE LENDER AND LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Philip C. Lauinger III
Name: Philip C. Lauinger III
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Mark Preston
Name: Mark Preston
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ J. Frazell
Name: J. Frazell
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	CITIBANK, N.A.

	By:	/s/ John F. Miller
Name: John F. Miller
Title: Attorney-in-fact

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	COMERICA BANK, NA

	By:	/s/ Gary Culbertson
Name: Gary Culbertson
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	HSBC BANK USA, N.A.

	By:	/s/ Ryan Smith
Name: Ryan Smith
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE

	By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

	By:	/s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	REGIONS BANK

	By:	/s/ Scott Sarrat
Name: Scott Sarrat
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	WHITNEY NATIONAL BANK

	By:	/s/ Hollie L. Ericksen
Name: Hollie L. Ericksen
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ John Berry
Name: John Berry
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	COMPASS BANK

	By:	/s/ Eric Appel
Name: Eric Appel
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	STANDARD CHARTER BANK

	By:	/s/ James P. Hughes
Name: James P. Hughes A2386
Title: Director

	By:	/s/ Andrew Y. NG
Name: Andrew Y. NG
Title: Director
Standard Chartered Bank NY

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE 1

HEDGE SCHEDULE

1.	Interest Rate Swap Transaction

Counterparty: The Bank of Nova Scotia

Notional Amount: USD 100,000,000.00

Fixed Rate: 7.125%

Floating Rate: 3-month LIBOR Plus 4.8600%

Effective Date: April 4, 2012

Termination Date: December 15, 2021

2.	Interest Rate Swap Transaction

Counterparty: Wells Fargo Bank, N.A.

Notional Amount: USD 100,000,000.00

Fixed Rate: 7.125%

Floating Rate: 3-month LIBOR Plus 4.8225%

Effective Date: June 11, 2013

Termination Date: December 15, 2021

3.	Interest Rate Swap Transaction

Counterparty: Wells Fargo Bank, N.A.

Notional Amount: USD 100,000,000.00

Fixed Rate: 7.125%

Floating Rate: 3-month LIBOR Plus 4.4000%

Effective Date: July 15, 2013

Termination Date: December 15, 2021

SCHEDULE 1

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SCHEDULE 2

PRICING SCHEDULE

The following is the Pricing Schedule:

Corporate Rating (S&P/Moody’s)	Applicable Margin for Eurodollar Loans	Applicable Margin for Floating Rate Loans	Commitment Fee Rate	Letter of Credit Fee Rate
Category 1 > BBB+/Baa1	1.25%	0.25%	0.20%	1.25%
Category 2 BBB/Baa2	1.50%	0.50%	0.25%	1.50%
Category 3 BBB-/Baa3	1.75%	0.75%	0.30%	1.75%
Category 4 BB+/Ba1	2.00%	1.00%	0.375%	2.00%
Category 5 > BB/Ba2	2.25%	1.25%	0.375%	2.25%

The Pricing Schedule on any day will be based on the highest Corporate Rating. If S&P or Moody’s does not have a Corporate Rating in effect, then such rating agency not having a Corporate Rating in effect shall be deemed to have established a Corporate Rating in Category 5. If the Corporate Ratings established or deemed to have been established fall within different Categories, the Pricing Schedule shall be based on the higher of the Corporate Ratings, unless one of the Corporate Ratings is two or more Categories lower than the other, in which case the Pricing Schedule shall be determined by reference to the Category next below that of the higher of the Corporate Ratings. Each change in the Pricing Schedule (other than as a result of a change in the rating system of such rating agency) shall be effective as of the date on which a Corporate Rating change is first publically announced by the applicable rating agency, and such change shall apply during the period commencing on the effective date of such change and end on the date immediately preceding the effective date of the next such change.

SCHEDULE 2

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